Exhibit 99.1

FoneFriend  Inc.
September  7,  2004
8447  Wilshire  Blvd.
Fifth  Floor
Beverly  Hills,  CA  90211-3226

Via  Facsimile  Transmission
(323)653-6240
Hard  Copy  to  Follow  by  US  Post
Subject:  Resignation  of  Joseph  Weaver

Attention:  Board  of  Directors

Effective immediately, I Joseph Weaver due hereby resign as both a Director and Officer of FoneFriend Inc.

Sincerely,

/s/ Joseph Weaver
Joseph  Weaver